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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: June 13, 1997


                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-4300                                       41-0747868
 (Commission File Number)               (I.R.S. Employer Identification Number)


                        ONE POST OAK CENTRAL, SUITE 100
                            2000 POST OAK BOULEVARD
                           HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 296-6000



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ITEM 5.  OTHER EVENTS

         On June 12, 1997, Apache Corporation ("Apache") replaced its global credit facility with a new global credit facility (the "Global Credit Facility"), which consists of several principal agreements. Apache entered into a Credit Agreement (which is listed under Item 7 as Exhibit 10.1 and incorporated herein by reference) with a credit commitment of $700 million among Apache, the Lenders party thereto, Morgan Guaranty Trust Company, as Global Documentation Agent and U.S. Syndication Agent, The First National Bank of Chicago, as U.S. Documentation Agent, NationsBank of Texas, N.A., as Co-Agent, Union Bank of Switzerland, Houston Agency, as Co-Agent, and The Chase Manhattan Bank, as Global Administrative Agent. Apache Canada Ltd. ("Apache Canada"), a wholly-owned subsidiary of Apache, entered into a Credit Agreement (which is listed under Item 7 as Exhibit 10.2 and incorporated herein by reference) with a credit commitment of $125 million among Apache Canada, the Lenders party thereto, Morgan Guaranty Trust Company, as Global Documentation Agent, Royal Bank of Canada, as Canadian Documentation Agent, The Chase Manhattan Bank of Canada, as Canadian Syndication Agent, Bank of Montreal, as Canadian Administrative Agent, and The Chase Manhattan Bank, as Global Administrative Agent. Apache Energy Limited ("AEL") and Apache Oil Australia Pty. Limited ("Apache Oil Australia"), wholly-owned subsidiaries of Apache, entered into a Credit Agreement (which is listed under Item 7 as Exhibit 10.3 and incorporated herein by reference) with a credit commitment of $175 million among AEL, Apache Oil Australia, the Lenders party thereto, Morgan Guaranty Trust Company, as Global Documentation Agent, Bank of America National Trust and Savings Association, Sydney Branch, as Australian Documentation Agent, The Chase Manhattan Bank, as Australian Syndication Agent, Citisecurities Limited, as Australian Administrative Agent, and The Chase Manhattan Bank, as Global Administrative Agent.

         Under the Global Credit Facility borrowing availability is no longer restricted by a borrowing base calculation. Also, certain covenants and restrictions contained in the previous credit facility have been eliminated and certain interest rates have been reduced. The U.S. portion of the Global Credit Facility is available as backup for Apache's commercial paper program, which was recently expanded to $700 million. As of June 12, 1997, $209 million was outstanding under the Global Credit Facility and $300 million was outstanding under Apache's commercial paper program.

         Apache's press release relating to the Global Credit Facility and the expansion of its commercial paper program is listed under Item 7 as Exhibit
99.1 and is incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


           EXHIBITS

             10.1* Credit Agreement, dated June 12, 1997, among the Registrant, the lenders named therein, Morgan Guaranty Trust Company, as Global Documentation Agent and U.S. Syndication Agent, The First National Bank of Chicago, as U.S. Documentation Agent, NationsBank of Texas, N.A., as Co-Agent, Union Bank of Switzerland, Houston Agency, as Co-Agent, and The Chase Manhattan Bank, as Global Administrative Agent.

             10.2* Credit Agreement, dated June 12, 1997, among Apache Canada Ltd., a wholly-owned subsidiary of the Registrant, the lenders named therein, Morgan Guaranty Trust Company, as Global Documentation Agent, Royal Bank of Canada, as Canadian Documentation Agent, The Chase Manhattan Bank of Canada, as Canadian Syndication Agent, Bank of Montreal, as Canadian Administrative Agent, and The Chase Manhattan Bank, as Global Administrative Agent.

             10.3* Credit Agreement, dated June 12, 1997, among Apache Energy Limited and Apache Oil Australia Pty. Limited, wholly-owned subsidiaries of the Registrant, the lenders named therein, Morgan Guaranty Trust Company, as Global Documentation Agent, Bank of America National Trust and Savings Association, Sydney Branch, as Australian Documentation Agent, The Chase Manhattan Bank, as Australian Syndication Agent, Citisecurities Limited, as Australian Administrative Agent, and The Chase Manhattan Bank, as Global Administrative Agent.

             99.1* Press release, dated June 24, 1997, "Apache Replaces $1 Billion Credit Facility, Expands Commercial Paper Program."
             ---------
             *             Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             APACHE CORPORATION



Date:  June 25, 1997                         By: /s/ Z. S. KOBIASHVILI
                                                ----------------------------
                                             Name:  Z. S. Kobiashvili
                                             Title: Vice President and
                                                    General Counsel



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                                 EXHIBIT INDEX

   EXHIBITS                          DESCRIPTION
   --------                          -----------

     10.1* Credit Agreement, dated June 12, 1997, among the Registrant, the lenders named therein, Morgan Guaranty Trust Company, as Global Documentation Agent and U.S. Syndication Agent, The First National Bank of Chicago, as U.S. Documentation Agent, NationsBank of Texas, N.A., as Co-Agent, Union Bank of Switzerland, Houston Agency, as Co-Agent, and The Chase Manhattan Bank, as Global Administrative Agent.

     10.2* Credit Agreement, dated June 12, 1997, among Apache Canada Ltd., a wholly-owned subsidiary of the Registrant, the lenders named therein, Morgan Guaranty Trust Company, as Global Documentation Agent, Royal Bank of Canada, as Canadian Documentation Agent, The Chase Manhattan Bank of Canada, as Canadian Syndication Agent, Bank of Montreal, as Canadian Administrative Agent, and The Chase Manhattan Bank, as Global Administrative Agent.

     10.3* Credit Agreement, dated June 12, 1997, among Apache Energy Limited and Apache Oil Australia Pty. Limited, wholly-owned subsidiaries of the Registrant, the lenders named therein, Morgan Guaranty Trust Company, as Global Documentation Agent, Bank of America National Trust and Savings Association, Sydney Branch, as Australian Documentation Agent, The Chase Manhattan Bank, as Australian Syndication Agent, Citisecurities Limited, as Australian Administrative Agent, and The Chase Manhattan Bank, as Global Administrative Agent.

     99.1* Press release, dated June 24, 1997, "Apache Replaces $1 Billion Credit Facility, Expands Commercial Paper Program."


     ---------
     *    Filed herewith.